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                                                                EXHIBIT 10.37


                           RETIREMENT INCOME PLAN OF
                         PANHANDLE EASTERN CORPORATION
                          AND PARTICIPATING AFFILIATES
                                  AMENDMENT 1


         Pursuant to its authority under Article XIX of the Retirement Income Plan of Panhandle Eastern Corporation and Participating Affiliates(the "Plan"), Panhandle Eastern Corporation hereby amends the Plan, effective January 1, 1996, in the following respects:

1. Section 10.2 of the Plan is revised in its entirety effective January 1, 1996, to read as follows:

                 10.2 SOCIAL SECURITY SUPPLEMENT

                          (a) An Eligible Member who, on January 1, 1996, is both alive and has not attained age 65, shall be entitled to a Social Security Supplement. The Social Security Supplement shall be $70 for each month during the Benefit Period, except that in the event of the Eligible Member's death or attainment of age 65 during the Benefit Period, the Eligible Member not be entitled to the Social Security Supplement for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to the Eligible Member (or if the Eligible member is deceased, to the Eligible Member's surviving spouse, otherwise to the deceased Eligible Member's estate) for a particular calendar year during the Benefit Period if the Eligible Member is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, the Social Security Supplement shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the deceased Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively





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         feasible.

                          (b) In the case of an Eligible Member who dies during the Benefit Period and who is survived by a spouse who has not attained age 65 and to whom the Eligible Member the date as of which the Eligible Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Social Security Supplement. The Social Security Supplement shall be $35 for each month during the remaining portion of the Benefit Period that begins with the month immediately following the month during which the Eligible Member died, except that in the event of such spouse's death or attainment of age 65 during such remaining portion, such spouse shall not be entitled to the Social Security Supplement for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which another Social Security Supplement or a Supplemental Benefit has been paid with respect to the Eligible Member, and (ii) in an annuity form, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (c) In the case of an Eligible Member who died before January 1, 1996, and who survived by a spouse who has not attained age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Social Security Supplement. The Social





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         Security Supplement shall be $35 for each month during the Benefit
         Period, except that in the event of such spouse's death or attainment of age 65 during the Benefit Period, such spouse shall not be entitled to a Social Security Supplement for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment (but curtailed to reflect any anticipated attainment of age 65 during that calendar year) and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, the Social Security Supplement shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (d) As used in this Section 10.2: the term "Eligible Member" means a Member (but not a Member who (i) retired from Petrolane Inc. or any of its subsidiaries or (ii) who prior to the attainment of age 55, retired from Halcon SD Group Inc., subsequently renamed Process Research and Development Company, or any of its subsidiaries) who became entitled to a Normal Retirement Benefit or an Early Retirement Benefit that commenced to be paid prior to February 1, 1991; the term "Benefit Period" means the twelve consecutive-month period beginning January 1, 1996 and ending December 31, 1996; the term "Social Security Supplement" means a benefit provided by this
         Section 10.2; and the term "Supplemental Benefit" means a benefit provided by Section 10.3 of the Plan.

2. Section 10.3 of the Plan is revised in its entirety to read as follows:

                 10.3 SUPPLEMENTAL BENEFIT.

                          (a) An Eligible Member who, on January 1,





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         1996 is both alive and has attained at least age 65, shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $35 for each month during the Benefit Period, except that in the event the Eligible Member dies during the Benefit Period, the Eligible Member shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, the Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar year during the Benefit Period only if the Eligible Member is alive on July 1 of that calendar year, shall be paid in a single annualized payment and shall be paid as promptly following such date as administratively feasible and (ii) in an annuity form, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (b) In the case of an Eligible Member who attains age 65 during 1996, the Eligible Member shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $35 for each month during the remaining portion of the Benefit Period that begins immediately after the month during which the Eligible Member attained age 65, except that in the event the Eligible Member dies during the Benefit Period, the Eligible Member shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit is paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar year during the Benefit Period if the Eligible Member





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         is alive on  July 1 of that calendar year, shall be paid in a single annualized payment and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement has been paid with respect to the Eligible Member and (ii) in an annuity form, a Supplemental Benefit shall only be paid to the Eligible Member (or, if the Eligible Member is deceased, to the Eligible Member's surviving spouse, otherwise to the Eligible Member's estate) for a particular calendar month during the Benefit Period if the Eligible Member is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (c) In the case of an Eligible Member who has died before January 1, 1996, and who survived by a spouse who before or during 1996 attains age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $17.50 for each month during the Benefit Period or, if such spouse attains age 65 during the Benefit Period, for each month during the portion of the Benefit Period that begins immediately after the month during which such spouse attained age 65, except that in the event such spouse dies during the Benefit Period, the Supplemental Benefit shall not be paid for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the respective Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement or another Supplemental Benefit was paid with respect to the Eligible Member and
         (ii) in an annuity form, a special benefit payment shall only be paid to such spouse (or, if such spouse is deceased, to





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         such spouse's estate) for a particular calendar month during the
         Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (d) In the case of an Eligible Member who has died during 1996 and who is survived by a spouse who before or during 1996 attains age 65 and to whom the Member had been continuously married from the date as of which the Member's Normal or Early Retirement Benefit had commenced to be paid, such spouse shall be entitled to a Supplemental Benefit. The Supplemental Benefit shall be $17.50 for each month during which the portion of the Benefit Period that begins immediately after the month during which the later of the Eligible Member's death or such spouse's attainment of age 65 occurs, except that in the event such spouse dies during the Benefit Period, such spouse shall not be entitled to a Supplemental Benefit for any month following the month during which such event occurred. Notwithstanding the foregoing, in the event the Eligible Member's Normal or Early Retirement Benefit has been paid as (i) a lump sum or by distribution of a fully paid-up annuity contract, a Supplemental Benefit shall only be paid to such spouse (or, if such spouse is deceased, to such spouse's estate) for a particular calendar year during the Benefit Period if such spouse is alive on July 1 of that calendar year, shall be paid in a single annualized payment and shall be paid as promptly following such date as administratively feasible, and shall not be payable for any portion of any calendar year for which a Social Security Supplement or another Supplemental Benefit was paid with respect to the Eligible Member and (ii) in an annuity form, a Supplemental Benefit payment shall only be paid to such spouse (or, if such spouse is deceased, to the such spouse's estate) for a particular calendar month during the Benefit Period if such spouse is alive on the first day of that calendar month and shall be paid as promptly following such date as administratively feasible.

                          (e) As used in Section 10.3: the term "Eligible Member" shall mean a Member (but not a Member who (i) retired from Petrolane Inc. or any of its subsidiaries or (ii) who prior to attainment of age 55, retired from Halcon SD Group Inc., subsequently renamed





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         Process Research and Development Company, or any of its subsidiaries)
         who became entitled to a Normal Retirement Benefit or an Early Retirement Benefit that commenced to be paid prior to February 1, 1991: the term "Benefit Period" means the consecutive-month period beginning January 1, 1996; the term "Social Security Supplement" means a benefit provided by Section 10.2 of the Plan; and the term "Supplemental Benefit" means a benefit provided by this Section 10.3.





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IN WITNESS WHEREOF, this amendment to the Plan is executed this _______ day of
December, 1995 on behalf of Panhandle Eastern Corporation.

                                           PANHANDLE EASTERN CORPORATION

                                           By:
                                              ------------------------------
                                           Its: Senior Vice President





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